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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  March 25, 1997
                                                   --------------


                                BWAY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                         000-26-178                       36-3624491
----------------          ------------------------           -------------------
(State or other           (Commission File Number)              (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


8607 Roberts Drive, Suite 250; Atlanta, Georgia                       30350
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (770) 587-0888
                                                    --------------


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
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          The Press Release issued by BWAY Corporation on March 25, 1997 and attached hereto as Exhibit 99.1 is hereby incorporated by reference.


Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               99.1 Press Release dated March 25, 1997, issued by
                    BWAY Corporation.
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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BWAY CORPORATION


Dated:  March 28, 1997                 By: /s/ DAVID P. HAYFORD
                                           ------------------------------------
                                           David P. Hayford
                                           Senior Vice President and Chief
                                           Financial Officer
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                               INDEX TO EXHIBITS

                                                                  SEQUENTIALLY
EXHIBIT                                                             NUMBERED
NUMBER                       EXHIBIT                                  PAGE
-------                      -------                              ------------
99.1     Press Release dated March 25, 1997, issued by
         BWAY Corporation. .......................................      5